                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4893
                 ----------------------------------------------

                              THE TAIWAN FUND, INC.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               225 FRANKLIN STREET
                                BOSTON, MA 02110
 ------------------------------------------------------------------------------
     (Address of principal executive offices in the United States)   (Zip code)

   (Name and Address of Agent for                        Copy to:
              Service)

        The Taiwan Fund, Inc.                      Leonard B. Mackey, Jr.
      c/o State Street Bank and                    Clifford Chance US LLP
            Trust Company                           31 West 52nd Street
     Attention: Ann M. Carpenter                  New York, NY 10019-6131
         225 Franklin Street
          Boston, MA 02110


Registrant's telephone number, including area code:  (800) 636-9242

Date of fiscal year end:  August 31, 2004

Date of reporting period:  August 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

THE TAIWAN FUND, INC.(R)


-----------------------


ANNUAL REPORT
AUGUST 31, 2004


THE TAIWAN FUND, INC.

WHAT'S INSIDE



                                   Page
                                   ----

Chairman's Statement                2

Report of the Investment
  Manager                           5

Portfolio Snapshot                 10

Investments                        11

Financial Statements               13

Notes to Financial
  Statements                       16

Report of Independent
  Registered Public
  Accounting Firm                  20

Other Information                  21

Summary of Dividend
  Reinvestment and
  Cash Purchase Plan               22

Directors and Officers             24


    CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present the Annual Report of The Taiwan Fund, Inc. (the "Fund") for the fiscal year ended August 31, 2004.

During the fiscal year ended August 31, 2004, the Fund's net asset value ("NAV") decreased by 0.85% (as restated) in U.S. dollar terms and decreased by 1.20% in New Taiwan ("NT") dollar terms. During the same period, the Taiwan Stock Exchange Index (the "TAIEX") increased by 2.38% in U.S. dollar terms and increased by 2.03% in NT dollar terms. The NT dollar depreciated against the U.S. dollar by 0.35% during this period. The Fund underperformed the TAIEX by 3.16% during the year.

On August 31, 2004, the Fund was trading at US$10.99 per share, reflecting a discount of 14.00% to the Fund's NAV per share of US$12.78. The Fund's shares were trading at a discount of 13.96% (as restated) on August 31, 2003. During the past year, the Fund's shares traded at an average discount of approximately 12%, which was lower than the average discount of approximately 15% in the previous year. We believe that the narrowing of the discount reflects investors' growing optimism about the prospects for the Taiwanese market.

The global economy is expected to grow at above trend levels of 4.2% in 2004 and higher than the 2.8% growth rate recorded in 2003. In the United States, for example, growth has been driven by increased private consumption, improving employment opportunities and better corporate earnings. Real GDP growth is forecasted to be 4.3% in 2004, up from 3.0% in 2003. Strength has also been seen in the leading indicator for U.S. manufacturing activity, the Institute for Supply Management ("ISM") Index, which has shown sustained growth of above 60 points in the first half of 2004. The unemployment rate has declined from 6.1% in September 2003 to 5.4% in August 2004. In China, the economy has also shown strong growth. The country's real GDP growth rate reached 9.7% in the first half of 2004, after growth of 9.1% in 2003. This is largely attributable to a significant rise in fixed investments, strong domestic demand and exports. The Japanese economy is projected to grow by 4.0% in 2004, after expanding 2.5% in 2003 on the back of stable domestic demand and strong exports.

Looking forward, disruptive oil price hikes and expected rising short-term interest rates may increase the level of concern and interrupt the recovering global economy. However, although we anticipate that the global rate of growth will slow during the second half of 2004 and into

--------------------------------------------------------------------------------

the first half of 2005, recent data provides evidence that in the U.S. real GDP has slowed from 4.5% in the first quarter to 2.8% in the second quarter. The current rising interest environment in the United States is one of a normalization of rates from a previously untenable situation, and we do not believe that the economic recovery will not be curtailed by this. We concur with the Federal Reserve assumptions of an easing in oil prices and a declining unemployment rate, which should position the U.S. economy for a mild expansion. In turn, this will benefit the Taiwanese economy. According to the International Monetary Fund, the U.S. economy is forecast to grow at around 4.3% in 2004 and 3.6% in 2005, whilst global economic growth is expected to remain at 4.2% in 2004 and 3.1% in 2005.

Taiwan's real GDP growth is expected to continue on its upward trajectory in 2004 (3.3% in 2003) as strong domestic demand and exports have seen Taiwan's real GDP growth rise to 7.7% in the second quarter of 2004 from 6.7% in the first quarter. Export orders have displayed double-digit growth rates of 25.7% in the first half of 2004, buoyed by surging order growth from China, the United States and Europe. These orders are projected to rise 21.3% in 2004 compared to 10.4% in 2003. Private consumption is also projected to expand from 0.6% in 2003 to 4.0% in 2004. For the full year, both Taiwan's private and government investments are expected to jump to 24% in 2004 from a negative 0.7% in 2003. Despite the forecast of U.S. interest rate rises, we expect the Taiwan Central Bank to keep real interest rates low in the upcoming quarters in order to facilitate economic growth.

We believe that Taiwan's economy is very resilient and strong exports and domestic demand combined with a positive outlook for both the U.S. and Chinese economies will support the market. China's real GDP is forecast to slow from 9.1% in 2003 to 8.6% in 2004 and 7.2% in 2005. In this context, Taiwan's investment outlook remains favorable due to the economic links that exist between China and Taiwan, with exports continuing to grow. According to the Directorate General of Budget Accounting and Statistics, Taiwan's real GDP is expected to grow 5.9% in 2004 and 4.5% in 2005. However, should the U.S. economy slow down unexpectedly or if China were to impose additional macro-economic cooling measures, then this would have an adverse impact on Taiwan. Other uncertainties that could unsettle the market would be unfavorable cross-strait relations or continuing oil price rises. However, at this juncture we do not believe that any of these scenarios are likely, although we will continue to monitor the situation.

--------------------------------------------------------------------------------

Political tensions following the Taiwanese presidential elections in March 2004 have increased investor concerns about the cross strait relations. The current focus is on Taiwan's Legislative Yuan election in December 2004 because it is a very highly fought race between each party and the implications that this may have on relations. In addition, the United States supports a one-China policy and not Taiwan's independence, which should be another stabilizing factor. We believe that a cautious approach by the United States, China and Taiwan has always been taken when dealing with political crisis between them and they will continue to do so. Therefore, we do not expect a significant impact to be felt by the market from this year-end election as we believe that economic development will remain the key priority for both Taiwan and China. Despite some short-term concerns over the global economic slowdown, we believe Taiwan will remain a favorable market for long-term investment. Against the uncertain political backdrop, and slowing corporate earnings growth in the coming year, Taiwan companies' long-term competitiveness should remain the same. This competitive strength on a global basis, plus their leveraging of lower cost production in China, will underpin the positive longer term outlook for the stock market.

Taiwan's stock market will remain one of the more favorable places for global investors in the future. The Board is confident about Taiwan's investment outlook and the Fund's performance should provide satisfactory returns for investors over the longer term.

We appreciate your support and look forward to sharing with you our improving results over the longer term.

Sincerely,

/s/ S.Y. Wang

S. Y. Wang
Chairman

Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns for the TAIEX are not total returns and reflect only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns. Past performance is not indicative of future results of the Fund.

    REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE

The Fund's net asset value ("NAV") decreased by 0.85% (as restated) in U.S. dollar terms and decreased by 1.20% in New Taiwan ("NT") dollar terms during the fiscal year ended August 31, 2004. During the same period, the Taiwan Stock Exchange Index (the "TAIEX") increased by 2.38% in USD terms and increased by 2.03% in NT dollar terms. The Fund underperformed the TAIEX by 3.16% during the year. Relative to its peers, the Fund's performance was ranked in the second quartile in the twelve months up to the end of Fiscal Year 2004.

Based on the performance attribution report generated by FactSet (an investment research service), the Fund saw overall negative performance contributions from both sector allocation and from stock selection during the year. On the sector level, we received positive contributions from our overweight position in the steel/construction sector but this was offset by the overweight positions in the integrated circuit ("IC") design and handset sectors, which detracted value. At the stock level, the portfolio benefited from good stock selection in the financial sector but we suffered from poor selection in some technology stocks (mainly memory IC and IC design companies), which hurt performance.

INVESTMENT OUTLOOK

At this juncture, our macro-economic outlook is mixed. However, we believe that Taiwan's healthy economic condition indicates that the economic recovery cycle still has some way to run. Thus, this should offer reasonable investment opportunities for investors in the foreseeable future. There are four major factors that will drive the market over the next year:

  - Economic conditions,

  - Market liquidity,

  - Corporate earnings and valuations, and

  - The Morgan Stanley Capital International's ("MSCI") re-weighting changes.

Taiwan's economic fundamentals remain supportive and are on track for continued economic growth, although we expect this momentum to slow in the latter part of 2004 and 2005. This is due to our concerns related to external factors, including high oil prices, rising U.S. interest rates and China's efforts to cool its economy. For 2005, we believe

--------------------------------------------------------------------------------

that ongoing private investments will foster domestic consumption and private investment. These investments will be bolstered by historically low interest rates and the government's policy incentives, an improving employment market and asset price reflation that has been seen over the past year. For the rest of 2004, the Taiwan government is projecting a quarterly real GDP growth of 5.3% in the third quarter of 2004 and 4.1% in the fourth quarter of 2004, compared to 6.7% and 7.7% in the first and second quarters of 2004, respectively. For real GDP growth in 2005, the government's projections are 4.8% in the first quarter of 2005, 4.4% in the second quarter of 2005, 4.8% in the third quarter of 2005 and 4.1% in the fourth quarter of 2005.

Following the recovery in the property market and decline in non-performing loans in 2004, we expect M1b (the most narrowly defined measure of a nation's money supply excluding time deposits and foreign currency deposits) and M2 (the broadest measure of a nation's money supply) to stay at high levels. The Taiwan government is projecting M1b growth of 18.5% in 2004 from 11.8% in 2003 and M2 at 7.6% in 2004 from 3.8% in 2003. Although higher oil costs may erode nominal income and drain liquidity, the liquidity that the Taiwan Central Bank has accumulated in the past should provide a significant buffer to cushion the impact from the Fed's interest rate moves. We expect the Taiwan Central Bank's loose monetary policy to remain in place and that foreign fund inflows will continue to be an additional source of liquidity.

The consensus estimates indicate that Taiwan's corporate profit growth will be over 54% in 2004, but a low single-digit growth is forecast in 2005 due to a higher comparative base and slower growth momentum in exports. We expect that Taiwan's economy will be supported by ongoing domestic demand, but due to the forecasted slowdown in the global economy believe that this will have an impact on growth in Taiwan. From a valuation perspective, we believe the TAIEX is not stretched as it is trading at the lower end of its range, the current price-to-earnings ratio is approximately 11.0 times (as of the end of August
2004) as compared to its historical five-year mean of 19.0 times. We believe that the short-term downside risk for the Taiwanese market should be relatively low. Moving into 2005, the market may start to discount the more moderate economic growth and weak corporate earnings growth for certain sectors.

--------------------------------------------------------------------------------

In addition, MSCI's re-weighting adjustments should come as a potential catalyst later this year and in the first half of 2005. As a result of MSCI's decision to remove the limited investability factor ("LIF") on Taiwan, Taiwan will become the country with the largest weighting within the MSCI Emerging Market
Index -- a weighting of more than 20% in May 2005. These adjustments are scheduled to take place in two phases: starting from November 30, 2004, and May 31, 2005. In the first phase, the LIF will rise to 75% from 55% and to a full weighting from 75% in the second phase.

However, a number of risks remain, related to some upcoming events and current situations that may impact the market and create some uncertainty; the results from the U.S. presidential election and Taiwan's Legislative Yuan election, subtle cross-strait relations, slower economic growth in the United States and China and oil price movements. In our view, many of these events and the subsequent results have been widely debated and to a certain extent such risks have already largely been discounted by the Taiwanese market.

INVESTMENT STRATEGY

Our investment strategy will focus on five themes in the latter part of 2004 and in 2005, including domestic consumption, liquidity, seasonal returns, new product development and defensive and yield themes. Defensive and yield stocks will constitute some of our investment ideas in the near-to-mid term should the macro picture remain uncertain. We expect Taiwan's ample liquidity, NT dollar strength and historical low interest rates to be major catalysts for domestic consumption and companies' asset price reflation in Taiwan. At the end of August, we witnessed steady share price performance within domestic-focused sectors, namely cement, finance, property, transportation and retailing. As fundamentals of these sectors further improve, share performance should continue as we head into 2005.

We also embrace the positive effect of MSCI's phased re-weighting changes, which are expected to draw foreign capital inflows, further boosting the Taiwan market in the coming months. We should see large-cap stocks enjoying relatively stronger performance as adjustment dates approach. We will continue to look for opportunities to accumulate large-cap stocks in diverse sectors.

For the second half of 2004 and into 2005, we hold a conservative view on the technology upstream players (Dynamic Random Access Memory

--------------------------------------------------------------------------------

("DRAM"), foundry and IC packaging and testing) for two reasons; first, we expect the utilization rate to fall to a 70%-80% level in 2005 from the current full capacity and secondly these semiconductor companies may scale back their 2005 CAPEX (capital expenditure) plans. However, in process technology for IC fabrication, the combination of the trend towards increased outsourcing and Taiwan's outstanding capability in this sector should still favor IC foundry and packaging companies to drive long-term growth. Although, DRAM companies' capacity expansion in the second half of 2004 and 2005 may result in oversupply concerns. To a large extent, we favor niche and selective downstream consumer and hardware stocks in the year ahead, as some companies are likely to continue their market share expansion through leveraging their broad product offerings and market penetration for further earnings growth. In addition, softening component costs will serve as another share stimulus to the downstream players. Another positive factor for the Taiwan technology sector is the historic low valuation at around 10 times price-to-earnings ratio, suggesting that much of the earnings risks have been discounted in share prices.

As for the key cutting edge products, TFT-LCDs (thin film transistor-liquid crystal displays), which are at the incubating and incremental growth stages, should still draw market attention as prices becomes more affordable, thus stimulating demand in 2005 and beyond. The increasing adoption of monitors, notebooks and TVs has led to the proliferation of TFT-LCD products and increased investors' interests. Despite this, there still remains some concern over price falls due to production output increases and production yield improvements somewhat hampered the market sentiment. Consensus estimates suggest that TFT-LCD panel makers may suffer around a 25%-35% profit drop in 2005. In the longer-term, the TFT-LCD industry is expected to double its growth to reach US$42 billion in 2007. Such eye-catching growth is hard for one to ignore when considering investment in technology stocks. The chief catalyst for this sector will come from growth in the TFT-LCD TV segment whose growth is projected to be at a compound annual growth rate (CAGR) of 41% in the four years leading to 2007. Other interesting areas within the new product theme include DSCs (digital still cameras), camera handsets and optical storage media. We believe these three industries are somewhat less attractive, owing to severe competition, dangerously low margins, and the constant need for investments in new technology in order to stay competitive.

--------------------------------------------------------------------------------

While the financial sector has gone through the ongoing process of balance sheet cleanup over the past few years, the sector's noticeable fundamental improvement should be further enhanced from continued growth in the consumer and commercial loan sectors. While a cyclical headwind in the technology sector will naturally lead to default concerns, we doubt that the situation will pose any systemic risk to financial stocks. As of the end of August 2004, the financial sector traded at a fairly low price-to-book ratio of around 2 times, compared to the sector's ten-year average of 3.4 times. Improving consumption trends and asset price reflation should also benefit the financial sector.

Considering the fairly mixed outlook in the year ahead, our investment focus will be in areas such as the cyclical industries which have steady earnings growth, and non-cyclical industries (e.g. domestic consumption and retailing), the financial and property sectors, as well as downstream technology stocks with un-demanding valuations. We believe these sectors should show relatively strong performance as evidenced in these companies' stable operating cash flows and expected attractive cash dividend payout in 2005. We still like the China theme, as companies with China exposure should still be the beneficiaries of China's soft landing and relatively high economic growth in the years to come.

In the year ahead, we intend to continue our strategy of maintaining a balanced portfolio to take advantage of these diverse themes. We will continue to strive to beat the benchmark through a process of bottom-up stock selections. We are confident that the Taiwanese stock market and healthy economic conditions will provide significant investment opportunities for investors in the foreseeable future. Thank you for your support and we look forward to presenting our strategy again in coming reports.

Sincerely,

/s/ Victor Shih              /s/ Sally Chang
Victor Shih                  Sally Chang
Portfolio Manager            Deputy Portfolio Manager

Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns for the TAIEX are not total returns and reflect only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns. Past performance is not indicative of future results of the Fund.

    PORTFOLIO SNAPSHOT*
--------------------------------------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 2004               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     7.9
--------------------------------------------------
Asustek Computer, Inc.                     6.1
--------------------------------------------------
Chunghwa Telecom Co. Ltd.                  6.0
--------------------------------------------------
Cathay Financial Holding Co. Ltd.          5.3
--------------------------------------------------
Hon Hai Precision Industry Co. Ltd.        4.5
--------------------------------------------------
Mega Financial Holding Co.                 4.3
--------------------------------------------------
Chinatrust Financial Holding Co. Ltd.      4.2
--------------------------------------------------
China Steel Corp.                          4.0
--------------------------------------------------
Taishin Financial Holdings Co. Ltd.        3.8
--------------------------------------------------
United Microelectronics Corp. Ltd.         3.6
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 2004             %
--------------------------------------------------
Financial Services                        17.7
--------------------------------------------------
Semi-conductor                            17.6
--------------------------------------------------
PC & Peripherals                          14.3
--------------------------------------------------
Electronics                               11.5
--------------------------------------------------
Telecommunications                         9.9
--------------------------------------------------
Plastics                                   4.6
--------------------------------------------------
Iron & Steel                               4.0
--------------------------------------------------
Textiles & Apparel                         2.6
--------------------------------------------------
General Merchandise Stores                 2.4
--------------------------------------------------
Petroleum Services                         2.1
--------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 2003               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     9.3
--------------------------------------------------
Au Optronics Corp.                         3.8
--------------------------------------------------
MediaTek, Inc.                             3.5
--------------------------------------------------
Quanta Computer, Inc.                      2.9
--------------------------------------------------
Compal Electronics, Inc.                   2.8
--------------------------------------------------
Hon Hai Precision Industry Co. Ltd.        2.5
--------------------------------------------------
Chunghwa Telecom Co. Ltd.                  2.5
--------------------------------------------------
Asustek Computer, Inc.                     2.4
--------------------------------------------------
Formosa Chemicals & Fibre Corp.            2.4
--------------------------------------------------
United Microelectronics Corp. Ltd.         2.3
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 2003             %
--------------------------------------------------
Semi-conductor                            20.4
--------------------------------------------------
PC & Peripherals                          16.6
--------------------------------------------------
Electronics                               12.1
--------------------------------------------------
Financial Services                         9.5
--------------------------------------------------
Telecommunications                         7.8
--------------------------------------------------
Plastics                                   5.2
--------------------------------------------------
Automobiles, Tires & Accessories           5.0
--------------------------------------------------
Textiles & Apparel                         4.0
--------------------------------------------------
Iron & Steel                               3.1
--------------------------------------------------
Others & Miscellaneous                     2.4
--------------------------------------------------

* Percentages based on total investments at August 31, 2004 and August 31, 2003.

    THE TAIWAN FUND, INC.
    INVESTMENTS/AUGUST 31, 2004 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES)
--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
COMMON STOCKS - 93.7%
BASIC INDUSTRIES -- 13.6%
CEMENT -- 1.3%
Asia Cement Corp. ........................    4,899,000   $  2,834,204
                                                          ------------
CHEMICALS -- 1.6%
Oriental Union Chemical Corp. ............    3,333,900      3,309,228
                                                          ------------
IRON & STEEL -- 4.0%
China Steel Corp. ........................    9,062,460      8,463,122
                                                          ------------
PETROLEUM SERVICES -- 2.1%
Formosa Petrochemical Corp. ..............    2,774,020      4,399,068
                                                          ------------
PLASTICS -- 4.6%
Formosa Plastic Corp. ....................    2,818,540      4,221,354
Nan Ya Plastics Corp. ....................    3,776,780      5,212,870
Taiwan Green Point Enterprises Co.
 Ltd. ....................................       70,892        195,696
                                                          ------------
                                                             9,629,920
                                                          ------------
TOTAL BASIC INDUSTRIES....................                  28,635,542
                                                          ------------
DURABLES -- 5.2%
AUTOMOBILES, TIRES & ACCESSORIES -- 1.4%
Cheng Shin Rubber Industry Co. Ltd. ......    2,193,096      2,833,790
                                                          ------------
ELECTRICAL EQUIPMENT -- 1.2%
Fu Sheng Industrial Co. Ltd. .............    1,700,000      2,620,992
                                                          ------------
TEXTILES & APPAREL -- 2.6%
Formosa Chemicals & Fibre Corp. ..........    3,372,840      5,398,208
                                                          ------------
TOTAL DURABLES............................                  10,852,990
                                                          ------------
FINANCE -- 17.7%
FINANCIAL SERVICES -- 17.7%
Cathay Financial Holding Co. Ltd. ........    6,400,000     11,182,896
Chinatrust Financial Holding Co. Ltd. ....    8,476,812      8,936,848
Mega Financial Holding Co. ...............   15,000,000      9,074,357
Polaris Securities Co. Ltd. ..............       71,779         33,727
Taishin Financial Holdings Co. Ltd. ......   10,625,574      8,081,827
                                                          ------------
                                                            37,309,655
                                                          ------------
TOTAL FINANCE.............................                  37,309,655
                                                          ------------

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
RETAIL & WHOLESALE -- 2.4%
GENERAL MERCHANDISE STORES -- 2.4%
President Chain Store Corp.  .............    3,344,800   $  4,960,425
                                                          ------------
TECHNOLOGY -- 53.3%
ELECTRONICS -- 11.5%
Asia Vital Components Co. Ltd. (a)........    1,314,000      1,582,110
Au Optronics Corp. .......................    4,605,300      5,910,126
Chi Mei Optoelectronics Corp. ............    3,470,836      4,393,076
Everlight Electronics Co. Ltd. ...........    1,650,000      1,788,001
Tripod Technology Corp. ..................    2,297,764      2,618,150
Unimicron Technology Corp. ...............    3,604,456      2,222,882
Walsin Technology Corp. ..................    1,515,291      1,005,685
Wus Printed Circuit Co. Ltd. .............    4,921,316      2,399,091
Ya Hsing Industrial Co. Ltd. .............    2,606,260      2,426,243
                                                          ------------
                                                            24,345,364
                                                          ------------
PC & PERIPHERALS -- 14.3%
Asustek Computer, Inc. ...................    5,780,000     12,900,270
Benq Corp.................................    4,000,000      4,087,866
Hon Hai Precision Industry Co. Ltd. ......    2,876,247      9,417,994
Quanta Computer, Inc. ....................    2,200,858      3,748,672
                                                          ------------
                                                            30,154,802
                                                          ------------
SEMI-CONDUCTOR -- 17.6%
Advanced Semiconductor Engineering, Inc.
  (a).....................................    6,316,907      4,600,590
Nanya Technology Corp. (a)................    3,600,000      2,653,589
Sunplus Technology Co. Ltd. ..............    3,850,000      5,562,669
Taiwan Semiconductor Manufacturing Co. ...   12,069,230     16,658,458
United Microelectronics Corp. Ltd. (a)....   11,238,480      7,623,895
                                                          ------------
                                                            37,099,201
                                                          ------------
TELECOMMUNICATIONS -- 9.9%
Chunghwa Telecom Co. Ltd. ................    8,000,000     12,686,479
Ichia Technologies, Inc. .................    1,786,500      3,095,369
Zyxel Communications Corp. ...............    2,530,000      5,052,273
                                                          ------------
                                                            20,834,121
                                                          ------------
TOTAL TECHNOLOGY..........................                 112,433,488
                                                          ------------

    The accompanying notes are an integral part of the financial statements.  11

--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
COMMON STOCKS - continued
TRANSPORTATION -- 1.5%
TRANSPORTATION -- 1.5%
Yang Ming Marine Transport................    3,720,193   $  3,255,660
                                                          ------------
TOTAL COMMON STOCKS (Identified Cost --
 $163,102,091)............................                 197,447,760
                                                          ------------
                                             PRINCIPAL
                                              AMOUNT
                                                NT$
                                             ---------
CERTIFICATES OF DEPOSIT -- 2.6%
Taishin International Bank:
 0.95%, 10/04/04 (b)......................   30,224,808        887,607
 0.95%, 10/08/04 (b)......................   10,073,849        295,837
 0.96%, 10/08/04 (b)......................   50,370,286      1,479,217
 0.965%, 10/04/04 (b).....................   20,150,321        591,752
 0.965%, 10/06/04 (b).....................   40,301,786      1,183,537
 0.975%, 10/08/04 (b).....................   40,304,947      1,183,629
                                                          ------------
TOTAL CERTIFICATES OF DEPOSIT (Identified
 Cost -- $5,637,265)......................                   5,621,579
                                                          ------------
COMMERCIAL PAPER -- 3.6%
Allied Material Technology Corp.
 1.025%, 10/21/04 (b).....................   20,133,624        591,261
First Taisec Securities
 00.90%, 9/10/04 (b)......................  116,862,026      3,431,870
Tai Shin Enterprise:
 0.975%, 10/08/04 (b).....................   50,453,783      1,481,669
 0.975%, 10/11/04 (b).....................   50,397,816      1,480,025
 1.00%, 10/08/04 (b)......................   20,136,664        591,350
                                                          ------------
TOTAL COMMERCIAL PAPER (Identified Cost --
 $7,602,241)..............................                   7,576,175
                                                          ------------
                                             MATURITY
                                              AMOUNT
                                                US$
                                             --------
REPURCHASE AGREEMENT -- 0.1%
State Street Bank & Trust Co. at 0.15%
  dated 8/30/04, due 9/7/04
  (collateralized by U.S. Treasury Note
  1.625%, 3/31/05, market value
  $155,852)...............................  $   148,005   $    148,000
                                                          ------------
TOTAL INVESTMENTS -- 100% (Cost --
 $176,489,597)............................                $210,793,514
                                                          ============

LEGEND:

US$ - United States dollar

NT$ - New Taiwan dollar

(a) Non-income producing

(b) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

INCOME TAX INFORMATION:

At August 31, 2004, the aggregate cost basis of the Fund's investment securities for income tax purposes was $176,701,772.

Net unrealized appreciation of the Fund's investment securities was $34,091,742 of which $38,892,788 related to appreciated investment securities and $4,801,046 related to depreciated investment securities for the fiscal year ended August 31, 2004. In addition, as of August 31, 2004, the Fund had a capital loss carryforward of ($71,371,135) for Federal income tax purposes which may be utilized to offset future capital gains through August 31, 2009 ($7,374,675), August 31, 2010 ($39,995,101) and August 31, 2011 ($24,001,359.)

 12 The accompanying notes are an integral part of the financial statements.

    FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2004

ASSETS
Investments in securities, at value (cost
  $176,489,597) (Notes 1 and 2) - See
  accompanying schedule...................               $210,793,514
Cash......................................                        719
Cash in New Taiwan dollars (cost
 $2,157,649)..............................                  2,155,763
Receivable for investments sold...........                  1,644,065
Receivable from Investment Adviser (Notes
 3 and 6).................................                    889,700
Dividend receivable.......................                  1,258,277
Interest receivable.......................                      4,650
                                                         ------------
 Total assets.............................                216,746,688
                                                         ------------
LIABILITIES
Payable for investments purchased.........  $7,164,760
Taiwan withholding tax payable (Note 1)...     279,310
Other payables and accrued expenses.......     136,814
                                            ----------
 Total liabilities........................                  7,580,884
                                                         ------------
NET ASSETS................................               $209,165,804
                                                         ============
Net Assets consist of (Note 1):
Paid in capital...........................                244,846,401
Undistributed net investment income.......                  1,597,555
Accumulated undistributed net realized
 loss on investments in securities and
 foreign currency.........................                (71,583,311)
Net unrealized appreciation on investment
 securities and foreign currency..........                 34,305,159
                                                         ------------
NET ASSETS................................               $209,165,804
                                                         ============
NET ASSET VALUE, per share ($209,165,804 /
 16,365,572 shares outstanding)...........                      12.78
                                                         ============

STATEMENT OF OPERATIONS
For the Year Ended August 31, 2004

INVESTMENT INCOME
Dividends................................                 $  6,296,065
Interest.................................                       45,618
                                                          ------------
                                                             6,341,683
Less: Taiwan withholding tax (Note 1)....                   (1,250,771)
                                                          ------------
 Total Income............................                    5,090,912
EXPENSES:
Management fee (Note 3)
 Basic fee...............................  $  2,878,682
 Performance adjustment..................      (599,029)
Custodian fees and expenses..............       377,790
Administration and accounting fees (Note
 3)......................................       222,150
Directors compensation (Note 3)..........       412,655
Legal....................................       479,446
Audit....................................       112,334
Shareholder communications...............         5,554
Insurance fees...........................        74,617
Delaware franchise tax...................        49,679
Miscellaneous............................        16,016
Transfer agent fees......................        16,511
Taiwan stock dividend tax (Note 1).......       569,342
                                           ------------
 Total expenses..........................                    4,615,747
                                                          ------------
 NET INVESTMENT INCOME...................                      475,165
                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 1)
Net realized gain (loss) on:
 Investment securities...................    23,795,853
 Foreign currency transactions...........       (34,517)
                                           ------------
                                                            23,761,336
Change in net unrealized appreciation
 (depreciation) on:
 Investment securities...................   (26,013,323)
 Assets and liabilities denominated in
   foreign currencies....................        (6,070)
                                           ------------
                                                           (26,019,393)
                                                          ------------
Net realized and unrealized loss.........                   (2,258,057)
                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..............................                 $ (1,782,892)
                                                          ============

    The accompanying notes are an integral part of the financial statements.  13

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                Year Ended         Year Ended
                                                              August 31, 2004    August 31, 2003
                                                              ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income (loss)...............................   $    475,165       $     19,021(a)
 Net realized gain (loss) on investments and foreign
   currency transactions....................................     23,761,336        (18,213,889)
 Change in net unrealized appreciation (depreciation) on
   investments and foreign currency transactions............    (26,019,393)        43,111,605
                                                               ------------       ------------
 Net increase (decrease) in net assets resulting from
   operations...............................................     (1,782,892)        24,916,737(a)
                                                               ------------       ------------
NET ASSETS
 Beginning of period........................................    210,948,696(a)     186,031,959(a)
                                                               ------------       ------------
 End of period..............................................    209,165,804        210,948,696(a)
                                                               ============       ============
 Undistributed net investment income
 End of period..............................................   $  1,597,555       $  1,099,472(a)
                                                               ============       ============

(a)  Restated (Note 6).

 14 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                    Year Ended August 31,
                                          -------------------------------------------------------------------------
                                            2004         2003           2002                  2001         2000(d)
                                          --------     --------       --------              --------       --------
SELECTED PER SHARE DATA
Net asset value, beginning of period....  $  12.89(c)  $  11.37(c)    $  10.81(c)           $  21.49(c)    $  21.67(c)
                                          --------     --------       --------              --------       --------
Income from Investment Operations
 Net investment income (loss)(a)........      0.03         0.00(c)       (0.12)(c)             (0.22)(c)      (0.35)(c)
 Net realized and unrealized gain (loss)
   on investments.......................     (0.14)        1.52           0.68                (10.26)          0.17
                                          --------     --------       --------              --------       --------
 Total from investment operations.......     (0.11)        1.52(c)        0.56(c)             (10.48)(c)      (0.18)(c)
                                          --------     --------       --------              --------       --------
Less Distributions
 From net realized gains................        --           --             --                 (0.20)            --
                                          --------     --------       --------              --------       --------
 Total distribution.....................        --           --             --                 (0.20)            --
                                          --------     --------       --------              --------       --------
Net asset value, end of period..........  $  12.78     $  12.89(c)    $  11.37(c)           $  10.81(c)    $  21.49(c)
                                          ========     ========       ========              ========       ========
Market value, end of period.............  $  10.99     $  11.09       $   9.27              $   9.88       $  17.63
                                          ========     ========       ========              ========       ========
TOTAL RETURN
Per share market value..................     (0.90)%      19.63%         (6.17)%              (43.16)%        (3.75)%
RATIO AND SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)...............................  $209,166     $210,949(c)    $186,032(c)           $176,945(c)    $351,741(c)
Ratio of expenses to average net
 assets(b)..............................      2.07%        2.05%(c)       2.20%(c)              2.69%(c)       2.28%(c)
Ratio of expenses to average net assets,
 excluding stock dividend tax expense...      1.82%        1.76%(c)       1.98%(c)              2.21%(c)       1.92%(c)
Ratio of net investment income (loss) to
 average net assets.....................      0.21%        0.01%(c)      (0.97)%(c)            (1.56)%(c)     (1.52)%(c)
Portfolio turnover rate.................        76%         148%           167%                  125%           139%

(a)  Based on average shares outstanding during the period.
(b) Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(c)  Restated (Note 6).
(d)  Unaudited.

    The accompanying notes are an integral part of the financial statements.  15

    NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the "Act") as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China ("ROC") companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract ("Management Contract") among HSBC Asset Management (Taiwan) Limited ("Adviser"), the International Commercial Bank of China (Custodian) and the Fund. Under the Management Contract, the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

Security Valuation. All securities, including those traded over-the-counter for which market quotations are readily available, are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors may prescribe. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited by legal proceedings.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

Forward Foreign Currency Transactions. A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the rates at the reporting date. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 2004, the Fund had no open Forwards.

Indemnification Obligations. Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date or, for certain dividends from foreign securities, when the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes amortization of premiums and accretion of discounts on debt securities, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to the Fund's components of net assets and capital.

Security Transactions. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2004, purchases and sales of securities, other than short-term securities, aggregated $161,200,856 and $162,482,929, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee. As the Fund's investment adviser, HSBC receives a fee that is computed daily at an annual rate of 1.30% of the Fund's average net assets. The basic fee is subject to a performance adjustment (up to a maximum of +/-0.30%) based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period.

For the year ended August 31, 2004, the management fee, including the performance adjustments, was equivalent to an annual rate of 1.02% of average net assets.

Directors Fees. No director, officer or employee of the Adviser or its affiliates will receive any compensation from the Fund for serving as an director or officer of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser an annual fee of $10,000 plus $2,000 for each Board of Directors meeting or Audit Committee meeting attended, and $1,000 for each meeting attended by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

Administration Fees. State Street Corporation ("State Street") provides or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund's average daily net assets up to $150 million, 0.08% of the next $150 million and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements.

4. FUND SHARES

At August 31, 2004, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding.

5. DISTRIBUTIONS

The Fund did not pay any distributions to shareholders during the year ended August 31, 2004. As of August 31, 2004, the components of distributable earnings on a tax basis were $498,083 of Undistributed Ordinary Income, $0 of Undistributed Long-Term Capital Gain, $34,092,984 of Unrealized Appreciation and ($70,271,664) of accumulated capital and other losses.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------

6. PRIOR PERIODS RESTATEMENT

The Fund has restated its statement of changes in net assets for the year ended August 31, 2003 and its financial highlights for the years ended August 31, 2000 through 2003 to reflect correction of errors in the calculation of management fee performance adjustments recorded by the Fund during these years and prior. The incorrect performance adjustments were calculated based on average net assets of the Fund over a period different than that stipulated in the management contract and resulted in overpayments being made to the investment adviser. The Fund recorded a receivable at August 31, 2004 for these net overpayments. The cumulative effect at September 1, 1999, and the yearly net effect, of these corrections on net assets, net asset value per share and the ratio of expenses were as follows:

                                      NAV PER   EXPENSE
                         NET ASSETS    SHARE     RATIO
                         ----------   -------   -------
Cumulative effect at
  September 1, 1999....  $1,088,492   $ 0.06       n/a
Effect on Year Ended
  August 31, 2000......      58,392     0.01     (0.02)%
Effect on Year Ended
  August 31, 2001......    (163,948)   (0.01)     0.06%
Effect on Year Ended
  August 31, 2002......      (4,479)    0.00      0.00%
Effect on Year Ended
  August 31, 2003......     121,015     0.01     (0.07)%

    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
The Taiwan Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Taiwan Fund, Inc., including the Fund's investments, as of August 31, 2004, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of The Taiwan Fund, Inc. as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

[KPMG LOGO]

Boston, Massachusetts
October 27, 2004

    OTHER INFORMATION (unaudited)
--------------------------------------------------------------------------------

SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund's outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of August 31, 2004, no shares have been repurchased by the Fund.

PRIVACY POLICY

                                 PRIVACY NOTICE

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

[ ] Information it receives from shareholders on applications or other forms;
[ ] Information about shareholder transactions with the Fund, its affiliates, or others; and
[ ] Information it receives from a consumer reporting agency.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (OTHER THAN DISCLOSURES PERMITTED BY
LAW).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders' nonpublic personal information.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling 1-800-636-9242; and
(2) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the investment adviser votes these proxies is now available by calling the same number and on the Commission's website. The Fund has filed its first report on Form N-PX covering the Fund's proxy voting record for the 12-month period ending June 30, 2004.

QUARTERLY PORTFOLIO ON INVESTMENTS

Beginning November 30, 2004, a Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments will be made available with out charge, upon request, by calling 866.443.6337.

    SUMMARY OF DIVIDEND REINVESTMENT AND

    CASH PURCHASE PLAN
--------------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of The Taiwan Fund, Inc. (the "Fund") a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Equiserve Trust Company, N.A. ("Equiserve" or the "Plan Administrator"), a federally chartered trust institution, acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. We suggest you send your check to the following address to be received on or about February 5 or August 5 to allow time for processing:
Equiserve, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

    SUMMARY OF DIVIDEND REINVESTMENT AND

--------------------------------------------------------------------------------

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Administrator's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Administrator will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Administrator will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Equiserve, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010, 1-800-426-5523.
If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Agent may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 90 days before the record date of any dividend or capital gains distribution by the Fund.

    DIRECTORS AND OFFICERS (Unaudited)

--------------------------------------------------------------------------------

The following table sets forth certain information concerning each of the directors and officers of the Fund.

                                                             PRINCIPAL
                                                      OCCUPATION OR EMPLOYMENT
NAME, ADDRESS            PRESENT OFFICE    DIRECTOR         DURING PAST             DIRECTORSHIPS IN
AND (AGE)                 WITH THE FUND     SINCE            FIVE YEARS          PUBLICLY-HELD COMPANIES
-------------            --------------    --------   ------------------------   -----------------------
Shao-Yu Wang (80)        Chairman of the     1986     Chairman of the Board of   --
Apt. 5H                  Board and                    Trustees, Soochow
No. 56 Tun Hwa           Director                     University
South Road, Section 2                                 (1987-present); Chairman
Taipei, Taiwan, ROC                                   of the Board of
                                                      Trustees, Min Chuan
                                                      University,
                                                      (1986-present); Chairman
                                                      of the Board of
                                                      Trustees, Fu-Dan High
                                                      School (1986-present)
                                                      Chairman, Evernew
                                                      Biotech, Inc. (1985-
                                                      Present); Director, TSR
                                                      Corp. (1985-present)
David Dean (77)          Director            1991     Senior Advisor of the      --
8361 B. Greensboro                                    Chiang-Ching-Kuo
Drive                                                 Foundation
McLean, Virginia 22102                                (1990-present)
Lawrence J. Lau (58)     Director            1998     Vice-Chancellor, The       Director, Media
Room 101, University                                  Chinese University of      Partners International
Administration                                        Hong Kong (July 1, 2004-   Holdings, Inc.
Building,                                             present); Kwoh-Ting Li     (2001-2004)
The Chinese University                                Professor of Economic
of Hong Kong,                                         Development, Stanford
Shatin, New Territories                               University
Hong Kong, China                                      (1992-present);
                                                      Director, Stanford
                                                      Institute for Economic
                                                      Policy Research at
                                                      Stanford University
                                                      (1997-1999)

    DIRECTORS AND OFFICERS (continued) (unaudited)

--------------------------------------------------------------------------------

                                                             PRINCIPAL
                                                      OCCUPATION OR EMPLOYMENT
NAME, ADDRESS            PRESENT OFFICE    DIRECTOR         DURING PAST             DIRECTORSHIPS IN
AND (AGE)                 WITH THE FUND     SINCE            FIVE YEARS          PUBLICLY-HELD COMPANIES
-------------            --------------    --------   ------------------------   -----------------------
Joe O. Rogers (55)       Director            1986     Manager, The J-Squared     Director, The China
2477 Foxwood Drive                                    Team LLC (2003-present)    Fund, Inc.
Chapel Hill, NC 27514                                 The Rogers Team LLC,       (1992-present)
                                                      Organizing Member (July
                                                      2001-present); Executive
                                                      Vice President, Business
                                                      Development, Planet
                                                      Portal Inc. (September
                                                      1999-May 2001);
                                                      President, Rogers
                                                      International, Inc.
                                                      (September 1986-
                                                      September 1999); Vice
                                                      President, Business
                                                      Development, Thomson
                                                      Consulting (1998-1999)
Jack C. Tang (75)        Director            1989     Honorary Chairman (April   --
Tristate Holdings Ltd.                                2001-present),
66-72 Lei Muk Road                                    Co-Chairman (April 1999-
Kwai Chung                                            April 2001), Chairman &
New Territories                                       CEO (June 1998-April
Hong Kong                                             1999), Chairman Emeritus
                                                      (January 1997-June
                                                      1998), Tristate Holdings
                                                      Ltd.
Lawrence F. Weber (69)   Director            1995     Independent Consultant     --
156 Ide Rd.                                           (1993-present)
Williamstown, MA 01267
M. Christopher Canavan,  Director            2003     Independent Consultant     Director and Chairman
Jr. (66)                                              (2000-present); Partner,   of Audit Committee,
73 Brook Street                                       Pricewaterhouse Coopers    Bruker Biosciences,
Wellesley, MA 02482                                   LLP (Coopers & Lybrand)    Inc.
                                                      (1972-1999)
Anthony Kai Yiu Lo (55)  Director            2003     Founder and Director,      Member of Listing
1201 Sun Hung Kai                                     Advantage Ltd. (August     Committee, Stock
Centre                                                2004-present); Founder     Exchange of Hong Kong
30 Harbor Road                                        and Managing Director,     Ltd. (1996-present)
Wanchai, Hong Kong                                    Advantage Ltd. (1999-
                                                      August 2004); Vice
                                                      Chairman, ABN Amro HG
                                                      Asia Ltd. (1998-1999)

    DIRECTORS AND OFFICERS (continued) (unaudited)

--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                       OCCUPATION OR EMPLOYMENT
NAME, ADDRESS             PRESENT OFFICE    DIRECTOR         DURING PAST             DIRECTORSHIPS IN
AND (AGE)                 WITH THE FUND      SINCE            FIVE YEARS          PUBLICLY-HELD COMPANIES
-------------             --------------    --------   ------------------------   -----------------------

*Benny T. Hu (54)        President and        1993     Chairman, China            Director, Compal
30 F, 99 Tun Hwa         Director                      Development Industrial     Electronics Inc. (2003-
South Road, Section 2                                  Bank (June                 present); Supervisor,
Taipei, Taiwan, ROC                                    2003-present); Chairman,   Winbond Electronics
                                                       China Development Asset    Corp. (2002-present);
                                                       Management Corp. (June     Director, China
                                                       2001-present);             Development Financial
                                                       Ambassador-at-Large,       Holding Corp. (June
                                                       Republic of China (May     2001-present)
                                                       2001-present)
**Adelina N.Y. Louie     Secretary and        2004     Vice President, Custody    --
(38)                     Treasurer                     & Clearing, HSBC
99 Tun Hwa South                                       (Philippines) Ltd. (May
Road, Section 2                                        1998-June 2000); Senior
Taipei, Taiwan, ROC                                    Vice President, Custody
                                                       & Clearing, HSBC
                                                       (Indonesia) Limited
                                                       (June 2000-February
                                                       2002) Area Commercial
                                                       Manager, HSBC (U.K.)
                                                       Ltd. (February
                                                       2002-February 2004)
                                                       Chief Operating Officer,
                                                       HSBC Asset Management
                                                       (Taiwan) Ltd. (March
                                                       2004-Present)
***Gloria Wang (48)      Director             1998     President, HSBC Asset      --
99 Tun Hwa South                                       Management (Taiwan)
Road, Section 2                                        Limited (February 2002-
Taipei, Taiwan, ROC                                    Present); Vice
                                                       President, HSBC Asset
                                                       Management (Taiwan)
                                                       Limited (1996-February
                                                       2002); Secretary and
                                                       Treasurer of the Fund
                                                       (1994-October 1998);

---------------

* Director is considered to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment adviser. Mr. Hu is considered to be an interested person because he is the President of the Fund.

** Ms. Carol Wang resigned as the Fund's Secretary and Treasurer effective May 25, 2004 and Adelina Louie was elected by the Board of Directors as the new Secretary and Treasurer of the Fund on the same day.

*** Ms. Gloria Wang resigned as President of HSBC Asset Management (Taiwan)
    Limited and Director of the Fund effective June 30, 2004. Ms. Wang is deemed to be an interested person because of her affiliation with the Fund's investment adviser.

--------------------------------------------------------------------------------

    UNITED STATES ADDRESS
    The Taiwan Fund, Inc.
    225 Franklin Street
    Boston, MA
    1-800-636-9242
    www.thetaiwanfund.com

    INVESTMENT ADVISER
    HSBC Asset Management (Taiwan) Limited
    Taipei, Taiwan

    DIRECTORS AND OFFICERS
    S.Y. Wang, Chairman of the Board and Director
    Benny T. Hu, President and Director
    David Dean, Director
    Joe O. Rogers, Director
    Jack C. Tang, Director
    Lawrence J. Lau, Director
    Lawrence F. Weber, Director
    M. Christopher Canavan, Jr., Director
    Anthony Kai Yiu Lo, Director
    Adelina N.Y. Louie, Secretary and Treasurer
    Leonard B. Mackey, Jr., Assistant Secretary

    ADMINISTRATOR AND ACCOUNTING AGENT
    State Street Bank and Trust Company
    Boston, MA

    CUSTODIANS
    The International Commercial Bank of China
    Taipei, Taiwan
    State Street Bank and Trust Company
    Boston, MA

    TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
    Equiserve Trust Company, N.A.

    LEGAL COUNSEL
    Clifford Chance US LLP
    New York, NY
    Lee and Li
    Taipei, Taiwan

    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    KPMG LLP
    Boston, MA

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to the registrant's principal executive officer and principal financial and accounting officer. A copy of the registrant's Code of Ethics is attached hereto as Exhibit 11(a).

(b)      No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended the Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e)      Not applicable.

(f) (1)  The Code of Ethics is attached hereto as Exhibit 11(a).

    (2)  Not applicable.

    (3)  Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is M. Christopher Canavan, Jr. who is "independent" for purposes of this item.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:


           2004
                                                            REGISTRANT            COVERED ENTITIES(1)
              AUDIT FEES..................................  $47,500               N/A

              NON-AUDIT FEES
                       AUDIT-RELATED FEES.................  $47,500(2)            $  --
                       TAX FEES...........................  $10,500(3)            $  --
                       ALL OTHER FEES.....................  $  --                 $  --
              TOTAL NON-AUDIT FEES........................  $58,000               $  --

              TOTAL.......................................  $105,500              $  --

           2003
                                                            REGISTRANT            COVERED ENTITIES(1)
              AUDIT FEES..................................  $45,000               N/A




              NON-AUDIT FEES
                       AUDIT-RELATED FEES.................  $  5,000(2)           $  --
                       TAX FEES...........................  $  9,500(3)           $  --
                       ALL OTHER FEES.....................  $   --                $  --
              TOTAL NON-AUDIT FEES........................  $14,500               $  --

              TOTAL.......................................  $59,500               $  --


              -----------------

              N/A- Not applicable, as not required by Item 4.

              (1) "Covered Entities" include the registrant's investment adviser
                  (excluding any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's adviser that provides ongoing services to the registrant.

              (2) Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the registrant's audit committee amounting to $6,000 in 2004 and $5,000 in 2003. The 2004 amounts also include agreed-upon procedures engagements performed to the registrant's performance calculations (recalculation of the registrant's performance) included in its monthly reports posted to the registrant's website. Total fees received for the agreed-upon procedures engagements were $41,500, of which $20,000 was paid by the registrant's service providers and not charged to the registrant.

              (3) Tax Fees represent fees received for tax compliance services provided to the registrant, including the review of tax returns.

(e)(1) Before the registrant's principal accountant is engaged to render audit or non-audit services to the registrant and non-audit services to the registrant's investment adviser and its affiliates, each engagement is approved by the registrant's audit committee.

(e)(2) 100% of the services described in each of (b) through (d) of this Item 4 were approved by the registrant's audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not applicable.

(g)      See table above.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to Covered Entities that were not pre-approved pursuant to paragraph (C)(7)(ii) of Rule 2-01 of

         Regulation S-X is compatible with maintaining the auditors' independence in performing audit services.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are as follows: M. Christopher Canavan, Jr., David Dean, Anthony Kai Yiu Lo, Joe O. Rogers, Jack C. Tang, Shao-Yu Wang and Lawrence F. Weber.

ITEM 6.  SCHEDULE OF INVESTMENTS.

A Schedule of Investments is included as part of the report to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated to its investment adviser the voting of proxies relating to the registrant's portfolio securities. The policies and procedures used by the investment adviser to determine how to vote proxies relating to the registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser's Proxy Voting Guidelines, which are attached hereto as Exhibit 11(c).

ITEM 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES




Period                (a)                 (b)               (c)                      (d)
                      Total Number of     Average Price     Total Number of Shares   Maximum Number (or Approximate
                      Shares (or Units)   Paid per Share    (or Units) Purchased     Dollar Value) of Shares (or
                      Purchased           (or Unit)         as Part of Publicity     Units) that may yet be
                                                            Announced Plans or       Purchased Under the Plans or
                                                            Programs                 Programs
September             0                   N/A               0                        0

October               0                   N/A               0                        0

November              0                   N/A               0                        0

December              0                   N/A               0                        0

January               0                   N/A               0                        0

February              0                   N/A               0                        0

March                 0                   N/A               0                        0

April                 0                   N/A               0                        0




                      0                   N/A               0                        0
May

June                  0                   N/A               0                        0

July                  0                   N/A               0                        0

August                0                   N/A               0                        0

Total                 0                   N/A               0                        0




ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Within 90 days of the filing date of this Form N-CSR, Benny T. Hu, the registrant's President, and Adelina Louie, the registrant's Treasurer, reviewed the registrant's disclosure controls and procedures (the "Procedures") and evaluated their effectiveness. Based on their evaluation, Mr. Hu and Ms. Louie determined that the Procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission's rules and regulations.

(b) Following the discovery of errors in the calculation of the registrant's management fee performance adjustments dating back to the period when the registrant first began recording management fee performance adjustments, the registrant's administrator, investment adviser and management have modified the procedures used to determine such performance adjustments. Going forward, the registrant's administrator will calculate the monthly management fee performance adjustments based on the average net assets of the registrant over the period stipulated in the management contract. The registrant's investment adviser will independently calculate the registrant's management and performance fees for comparison with the administrator's records, and the registrant's management will review the administrator's monthly calculation of such fees to ensure adherence to the management contract. When conducting their semi-annual review, the registrant's independent auditors will verify that the management and performance fees accrued to the registrant during the period are reflective of the policy set forth in the management contract.

ITEM 11.  EXHIBITS

(a)      Code of Ethics for Principal Executive and Senior Financial Officers.

(b) Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)      Proxy Voting Guidelines.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:      /s/ Benny T. Hu
         ------------------
         Benny T. Hu
         President of The Taiwan Fund, Inc.

Date:    November 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Benny T. Hu
         ------------------
         Benny T. Hu
         President of The Taiwan Fund, Inc.

By:      /s/ Adelina Louie
         ------------------
         Adelina Louie
         Treasurer of The Taiwan Fund, Inc.

Date:    November 9, 2004